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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-81711 and 333-92057) of GlobeSpan, Inc. of our report dated February 1, 2000, except as to Note 17 which is as of February 25, 2000 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
March 30, 2000